UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 29, 2018

MITEL NETWORKS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Canada	001-34699	98-0621254
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Legget Drive

Ottawa, Ontario K2K 2W7

(Address of Principal Executive Offices) (Zip Code)

(613) 592-2122

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events

As previously disclosed, on April 23, 2018, Mitel Networks Corporation (“Mitel”), entered into an Arrangement Agreement (the “arrangement agreement”) to be acquired by MLN AcquisitionCo ULC, a British Columbia unlimited liability company (“Purchaser”), formed by funds advised by affiliates of Searchlight Capital Partners, L.P. (“Searchlight”). Under the terms of the arrangement agreement, Purchaser will acquire all of the outstanding common shares of Mitel pursuant to a Plan of Arrangement (the “arrangement”) under the Canada Business Corporations Act. The transaction is expected to close during the second half of 2018, subject to customary closing conditions, including receipt of shareholder, regulatory and court approvals.

Shareholder Lawsuits

On June 8, 2018, Mitel filed and commenced mailing its definitive proxy statement on Schedule 14A (the “Proxy Statement”). Following the filing of the Proxy Statement, on June 21, 2018, purported shareholders of Mitel filed putative class action lawsuits against Mitel and members of the Mitel board of directors (the “Board”) in the United States District Court for the Southern District of New York, captioned Cuddihey v. Mitel Networks Corporation., et al., Case 1:18-cv-05561-LAP (S.D.N.Y.) and Witmer v. Mitel Networks Corporation, et al., No 1:18-cv-05672 (S.D.N.Y.), respectively. The complaints are substantially identical and allege that the defendants violated Sections 14(a) and 20(a) of the Securities Exchange Act of 1934, as amended, because the Proxy Statement allegedly omitted material information with respect to the arrangement, thus rendering the Proxy Statement false and misleading. The complaints seek, among other things, injunctive relief preventing the consummation of the arrangement and costs of the applicable action, including reasonable allowance for plaintiff attorneys’ and experts’ fees.

Supplemental Disclosures

Mitel believes that no further disclosure is required to supplement the Proxy Statement under applicable laws; however, to avoid the risk that the litigations described above may delay or otherwise adversely affect the consummation of the arrangement and to minimize the expense of defending such actions, Mitel wishes to voluntarily make supplemental disclosures related to the arrangement, all of which are set forth below, in response to certain of the allegations raised in the lawsuits described above. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality of the disclosures set forth herein. To the contrary, Mitel specifically denies all allegations in the lawsuits described above that any additional disclosure was or is required. The information contained in this Current Report on Form 8-K is incorporated by reference into the Proxy Statement. To the extent that information in this Current Report on Form 8-K differs from or updates information contained in the Proxy Statement, the information in this Current Report on Form 8-K shall supersede or supplement the information in the Proxy Statement.

The following information should be read in conjunction with the Proxy Statement. All page references in the information below are to pages in the Proxy Statement, and capitalized terms used in this Current Report on Form 8-K shall have the meanings set forth in the Proxy Statement, unless otherwise defined herein. Unless stated otherwise, new text is bolded and underlined to highlight the supplemental information being provided to you.

(1) Supplements to “The Arrangement – Background to the Transaction”

The following disclosures amend and supplement the existing disclosures contained under the heading “The Arrangement – Background to the Transaction” on page 16 of the Proxy Statement as follows:

In all, seven potential financial buyers entered into confidentiality agreements with Mitel and held due diligence meetings with management, which took place in February and March 2017. Each such confidentiality agreement, as well as confidentiality agreements entered into prior to the execution of the arrangement agreement with the other parties referred to in this “Background to the Transaction” section, contained a standstill provision that restricted such parties from taking certain actions. But those standstill provisions were, pursuant to the terms of such confidentiality agreements, automatically terminated upon the execution of the arrangement agreement. Moreover, no such confidentiality agreement included a provision that prohibited a party from making a non-public proposal of any kind to the Mitel Board. Following those meetings, four of the potential financial buyers advised Mitel management that they would like to receive more information about Mitel and were granted access to a virtual data room with certain non-public financial and operational data about Mitel that was responsive to questions submitted by the four potential financial buyers. The other three potential financial buyers declined to continue discussions with Mitel.

(2) Supplements to “The Arrangement – Opinion of Financial Advisors – Opinion of Jefferies – Discounted Cash Flow Analysis”

The following disclosures amend and supplement the existing disclosures contained under the heading “The Arrangement – Opinion of Financial Advisors – Opinion of Jefferies – Discounted Cash Flow Analysis” on page 34 of the Proxy Statement as follows:

Jefferies performed a discounted cash flow analysis to estimate the present value as of June 30, 2018 of Mitel’s unlevered free cash flows through the fiscal year ending 2022 using the Mitel Forecasts provided by Mitel’s management, where unlevered free cash flow was derived as Adjusted EBITDA, less stock based compensation, special charges expense, taxes (including the impact of depreciation and amortization), capital expenditures, and increase in net working capital and other. The terminal value of Mitel was then calculated by using perpetuity growth rates of Mitel’s estimated normalized free cash flow in the terminal year, based on the Mitel Forecasts as provided by Mitel’s management, ranging from 2.5% to 3.5%, which range was selected by Jefferies in its professional judgment. The present values of the free cash flows and the terminal value of Mitel were then calculated using discount rates ranging from 10.6% to 11.6%, which were based on the estimated weighted average cost of capital for Mitel. Jefferies determined implied enterprise values for Mitel, then added projected cash and cash equivalents and certain equity interests and promissory notes and subtracted projected total debt, unfunded pension obligations and capital leases, each as of June 30, 2018 and as provided by Mitel’s management, and divided by the fully diluted Mitel common shares of approximately 132 million as of April 20, 2018 provided by Mitel’s management to determine implied equity reference ranges per Mitel common share. This analysis indicated an implied equity reference range per Mitel common share of $9.16 to $12.60, compared to Consideration of $11.15.

(3) Supplements to “The Arrangement – Opinion of Financial Advisors – Opinion of NBF – Approach to Fairness – Discounted Cash Flow Analysis”

The following disclosures amend and supplement the existing disclosures contained under the heading “The Arrangement – Opinion of Financial Advisors – Opinion of NBF – Approach to Fairness – Discounted Cash Flow Analysis” on page 45 of the Proxy Statement as follows:

In performing this analysis, NBF used the forecasted unlevered free cash flows (defined as earnings before interest and taxes, less taxes, capital expenditures and change in net non-cash working capital, plus depreciation and amortization and stock-based compensation) for Mitel through the fiscal year ending 2022, derived based on the forecast provided by management. NBF also calculated a range of terminal values of Mitel by applying a perpetual growth rate ranging from 1.0% to 3.0%, which range was selected by NBF in its professional judgment, to the normalized unlevered free cash flow of Mitel in the final year of the forecast period. The unlevered free cash flows and the range of terminal values were then discounted to present values using a range of discount rates from 10.8% to 12.8%, which was derived by NBF based upon an analysis of the weighted average cost of capital of Mitel. The present value of the unlevered free cash flows and the range of terminal values were then adjusted for net debt (calculated as total debt and capital leases less cash and cash equivalents, certain equity interests and promissory notes), unfunded pension obligations and tax attributes set forth in “The Arrangement – Projected Financial Information” and the documents incorporated by reference in this proxy statement. Based on the results of this analysis, NBF arrived at a range of implied equity values for the common shares of between $8.18 to $13.52 as compared to the Consideration of $11.15 per common share.

(4) Supplements to “The Arrangement – Opinion of Financial Advisors – Opinion of NBF – General”

The following disclosures amend and supplement the existing disclosures contained under the heading “The Arrangement – Opinion of Financial Advisors – Opinion of NBF – General” on page 46 of the Proxy Statement as follows:

Under the engagement letter between the Board and NBF, Mitel has agreed to pay NBF a fixed opinion fee of $500,000 that is not contingent on the success of any transaction, which was payable upon delivery of its opinion (regardless of the conclusion reached therein). Mitel has also agreed to reimburse NBF for certain of its reasonable expenses incurred and to indemnify NBF against liabilities, including liabilities under securities laws, arising out of or in connection with the services rendered and to be rendered by NBF under its engagement.

(5) Supplements to “The Arrangement – Projected Financial Information”

The following disclosures amend and supplement the existing disclosures contained under the heading “The Arrangement – Projected Financial Information” on page 48 of the Proxy Statement as follows:

In April 2018, Mitel provided Searchlight, Jefferies and NBF with forecasts for fiscal years 2018 through 2022, as presented below. Jefferies and NBF derived unlevered free cash flows for Mitel from the metrics presented below as described in “The Arrangement – Opinion of Financial Advisors – Opinion of Jefferies – Discounted Cash Flow Analysis” and “The Arrangement – Opinion of Financial Advisors – Opinion of NBF – Approach to Fairness – Discounted Cash Flow Analysis”, respectively.

(6) Supplements to “The Arrangement—Projected Financial Information”

The following disclosures amend and supplement the existing disclosures contained under the heading “The Arrangement—Projected Financial Information” on page 48 of the Proxy Statement as follows:

In April 2018, Mitel provided Searchlight, Jefferies and NBF with estimates for certain metrics as of March 31, 2018 and forecasts of such metrics as of June 30, 2018, as presented below. Jefferies and NBF used the metrics presented below in their respective analyses as described in “The Arrangement—Opinion of Financial Advisors—Opinion of Jefferies” and “The Arrangement—Opinion of Financial Advisors—Opinion of NBF— Approach to Fairness”, respectively.

	Amounts ($ in millions)
	3/31/18 (estimated)	6/30/18 (forecast)
Cash and Cash Equivalents	$43.1	$51.3
Total Debt(1)	$608.0	$635.2
Capital Leases	$6.7	$5.7
Unfunded Pension Obligations	$118.6	$117.1
Certain Equity Interests(2)	$1.6	$1.6
Certain Promissory Notes(3)	$10.0	$10.0

(1)	Total Debt excludes unamortized debt issuance costs.
(2)	Represents value of equity interest in Sierra Private Investments L.P. received by Mitel in connection with the sale of its Mobile business unit on February 28, 2017.
(3)	Represents book value for accounting purposes of non-interest bearing promissory note received by Mitel in connection with the sale of its Mobile business unit on February 28, 2017.

Additional Information and Where to Find It

This communication may be deemed to be solicitation in respect of the arrangement. In connection with the arrangement, Mitel has filed relevant materials with the SEC and Canadian securities regulatory authorities, including Mitel’s Proxy Statement and proxy circular. MITEL SHAREHOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC AND CANADIAN SECURITIES REGULATORY AUTHORITIES, INCLUDING MITEL’S PROXY STATEMENT AND PROXY CIRCULAR, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE ARRANGEMENT. Investors and security holders may obtain the documents free of charge at the SEC’s website at www.sec.gov and the Canadian Securities Administrators’ website at www.sedar.com, and Mitel shareholders may obtain such documents free of charge from Mitel on Mitel’s website at www.mitel.com or by calling (613) 592-2122.

Mitel and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Mitel common shares in respect of the arrangement. Information about Mitel’s directors and executive officers is set forth in the proxy statement and proxy circular for Mitel’s 2018 Annual General Meeting of Shareholders, which was filed with the SEC and Canadian securities regulatory authorities on March 29, 2018. Investors may obtain additional information regarding the interest of such participants by reading the Proxy Statement and proxy circular regarding the arrangement.

Forward Looking Statements

Some of the statements in this communication are forward-looking statements (or forward-looking information) within the meaning of applicable U.S. and Canadian securities laws. These include statements using the words believe, target, outlook, may, will, should, could, estimate, continue, expect, intend, plan, predict, potential, project and anticipate, and similar statements which do not describe the present or provide information about the past. There is no guarantee that the expected events or expected results will actually occur. Such statements reflect the current views of management of Mitel and are subject to a number of risks and uncertainties. These statements are based on many assumptions and factors, including general economic and market conditions, industry conditions, operational and other factors. Any changes in these assumptions or other factors could cause actual results to differ materially from current expectations. All forward-looking statements attributable to Mitel, or persons acting on its behalf, are expressly qualified in their entirety by the cautionary statements set forth in this paragraph. Undue reliance should not be placed on such statements. In addition, material risks that could cause actual results to differ from forward-looking statements include: the ability to obtain required regulatory, shareholder and court approvals for the arrangement, the timing of obtaining such approvals and the risk that such approvals may not be obtained in a timely manner or at all, and the risk that such approvals may be obtained on conditions that are not anticipated; the risk that the conditions to the arrangement are not satisfied on a timely basis or at all and the failure of the transaction to close for any other reason; the ability to achieve the expected benefits of the transaction; the inherent uncertainty associated with financial or other projections; the integration of Mitel and ShoreTel and the ability to recognize the anticipated benefits from the acquisition of ShoreTel; the anticipated size of the markets and continued demand for Mitel’s products and services; the impact of competitive products and pricing and disruption to the combined business that could result from the acquisition of ShoreTel; access to available financing on a timely basis and on reasonable terms; Mitel’s ability to achieve or sustain profitability in the future; fluctuations in quarterly and annual revenues and operating results; fluctuations in foreign exchange rates; current and ongoing global economic instability, political unrest and related sanctions; intense competition; reliance on channel partners for a significant component of sales; dependence upon a small number of outside contract manufacturers to manufacture products; and, Mitel’s ability to successfully implement and achieve its business strategies, including its growth through acquisitions and the integration of recently acquired businesses and realization of synergies, including the acquisition of ShoreTel. Additional risks are described under the heading “Risk Factors” in Mitel’s Annual Report on Form 10-K for the year ended December 31, 2017 and in Mitel’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2018 filed with the SEC and Canadian securities regulatory authorities on February 28, 2018 and May 3, 2018, respectively. Forward-looking statements speak only as of the date they are made. Except as required by law, Mitel has no intention or obligation to update or to publicly announce the results of any revisions to any of the forward-looking statements to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 29, 2018

MITEL NETWORKS CORPORATION

By:	/s/ Greg Hiscock
Name:	Greg Hiscock
Title:	General Counsel & Corporate Secretary